Information about the main subsidiaries	12 Months Ended
Jun. 30, 2018
Information About Main Subsidiaries
Information about the main subsidiaries
7.	Information about the main subsidiaries

The Group conducts its business through several operating and holding subsidiaries. The Group considers that the subsidiaries below are the ones with significant non-controlling interests to the Group.

	Direct interest of non-controlling interest %(1)	Current Assets	Non-current Assets	Current Liabilities	Non-current Liabilities	Net assets	Book value of non-controlling interests
	As of June 30, 2018
Elron	49.70%	1,933	1,610	252	24	3,267	2,351
PBC	35.60%	23,655	108,704	16,033	90,620	25,706	21,730
Cellcom (2)	57.90%	21,185	27,648	12,601	26,109	10,123	6,391
IRSA CP	13.66%	10,670	57,074	2,497	27,284	37,963	4,995

	As of June 30, 2017
Elron	49.68%	1,669	1,183	162	10	2,680	1,975
PBC	35.56%	10,956	64,345	10,503	49,902	14,896	11,161
Cellcom (2)	57.74%	11,209	18,273	8,171	15,974	5,337	3,706
IRSA CP	5.39%	4,515	37,907	1,801	17,605	23,016	1,194

	Revenues	Net income / (loss)	Total comprehensive income / (loss)	Total comprehensive income / (loss) attributable to non-controlling interest	Cash of Operating activities	Cash of investing activities	Cash of financial activities	Net Increase (decrease) in cash and cash equivalents	Dividends distribution to non-controlling shareholders
	Year ended June 30, 2018
Elron	-	(512)	(80)	(510)	(327)	343	(132)	(116)	(155)
PBC	6,183	2,958	(181)	1,060	3,073	27	(1,191)	1,909	717
Cellcom (2)	19,145	(509)	5	(504)	3,997	(2,574)	382	1,805	-
IRSA CP	5,949	15,656	15,656	556	3,624	(3,861)	1,800	1,563	(716)

	Year ended June 30, 2017
Elron	-	(427)	(63)	(342)	(235)	147	(200)	(288)	106
PBC	4,877	886	(353)	1,254	2,470	(2,208)	283	545	(975)
Cellcom (2)	15,739	(329)	-	(224)	2,348	(1,574)	(1,348)	(574)	-
IRSA CP	4,997	3,378	3,378	117	2,875	(148)	(958)	1,769	(831)

(1) Corresponds to the direct interest from the Group.

(2) DIC considers it exercises effective control over Cellcom because DIC is the group with the higher percentage of votes vis-à-vis other shareholders, being 46.16%, also taking into account the historic voting performance in the Shareholders’ Meetings.

Restrictions, commitments and other relevant issues

Analysis of the impact of the Concentration Law

On December 2013, was published in the Official Gazette of Israel the Promotion of Competition and Reduction of Concentration Law N°, 5774-13 (‘the Concentration Law’) which has material implications for IDBD, DIC and its investors, including the disposal of the controlling interest in Clal. In accordance with the provisions of the law, the structures of companies that make public offer of their securities are restricted to two layers of public companies.

In November 2017, Dophin IL, a subsidiary of Dolphin Netherlands B.V. acquired all the shares owned by IDBD in DIC (See note 4). Thus, the section required by the aforementioned law for the year 2017 is completed.

Prior to December 31, 2019 the Group should reduce its control structure of companies that make public offer in Israel to two layers. It currently has three layers of public companies (DIC, PBC and Gav-Yam). The management is analyzing which are the steps to retain control over the Group subsidiaries and meet the requirements of the Law. These alternatives may include corporate reorganizations of the Operations Center in Israel.

Dolphin arbitration process

There is an arbitration process going on between Dolphin and ETH (previous shareholder of IDBD) in relation to certain issues connected to the control obtainment of IDBD. In the arbitration process the parties have agreed to designate Eyal Rosovshy and Giora Erdinas to promote a mediation. On August 17, 2017, a mediation hearing was held and the parties failed to reach an agreement. On January 31, 2018, the parties agreed to follow the process in court. As of the date of presentation of these consolidated financial statements, there have been no other developments in the process and it is still pending resolution. Management, based on the opinion of its legal advisors, considers that the resolution of the present litigation will not have an adverse effect for Dolphin.

IDBD: Acquisition of non-controlling interest

In March 2016, after the amendments to the agreements for the acquisition of the IDBD shares from its minority shareholders, Dolphin acquired all the shares outstanding on March 29, 2016 from non-controlling shareholders of IDBD (except for those held by IFISA). The price paid for each IDBD share held by non-controlling shareholders was NIS 1.25 per share in cash plus NIS 1.20 per share in bonds of the IDBD Series 9 (the “IDBD Bonds”). Additionally, Dolphin undertook to pay NIS 1.05 per share (subject to adjustments) in cash if Dolphin, either directly or indirectly, gained control of Clal (more than 30%), or else if IDBD sold a controlling shareholding in Clal (more than 30% to a third party) under certain parameters (the “payment for Clal”), which refers mainly to Clal’s sale price at a price which exceeds 75% of its book value upon execution of the sale agreement (subject to adjustments) and, under certain circumstances, the proportion of Clal shares sold by IDBD. It is worth noting that, the obligation to make such contingent payment will only expire if the sale of a controlling interest is completed (more than 30% to a third party), or if Dolphin obtains the control permission from Clal.

In addition, Dolphin agreed to pay certain minority shareholders which held warrants that were excersised until March 28, 2016 with IDBD bonds (based on the adjusted nominal value, which was completed) in an amount equal to the difference between NIS 2.45 per share and the exercise price of the warrants and to be entitled to the Clal payment.

As guaranty of the payment, Dolphin pledged 28% of its IDBD shares, as well as all its rights in relation to the subordinated loan granted in the amount of NIS 210 on December 2015 to IDBD (see Note 27), until the payment obligation to Clal has been completed or has expired after which the pledge will be discharged. Should new shares be issued by IDBD, Dolphin will have to pledge additional shares until completing the 28% of all IDBD share capital. This pledge replaces the pre-existing pledge. Additionally, Dolphin agreed not to exercise its right to convert the subordinated loans into shares of IDBD until the pledge described above has been released.

As of the date of issuance of these Consolidated Financial Statements, the only outstanding payment is that owed to Clal, in the event that the described conditions are fulfilled.

Capital issuance in subsidiaries without participation of the Group

During April 2017, Shufersal issued approximately 12 million shares for a total net consideration of NIS 210 (equivalent to approximately Ps. 882 as of the date of the issuance). As a result of such issuance, DIC’s interest in Shufersal went down to nearly 56.11%. In June 2017, Shufersal issued 8 million shares as part of a private offering for a total amount of NIS 139 (equivalent to approximately Ps. 654 on the issue date), thus diluting DIC’s interest to 54.19%.

During April 2017, Gav Yam increased its share capital by NIS 180 (equivalent to approximately Ps. 810 on the issue date); PBC did not take part in the offering, thus reducing its interest to 51.70% as of that date.